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                                                                    EXHIBIT 23.1


                                                                  MOSS-ADAMS LLP
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Certified Public Accountants

                         CONSENT OF INDEPENDENT AUDITOR

We consent to the incorporation by reference, to the form S-8 filed July 16, 1993, as amended on June 12, 2000, of our report dated March 5, 2003 for the January 31, 2003 and 2002 consolidated financial statements as included within the 2003 Annual Report on Form 10-KSB to Shareholders of International Absorbents Inc.


/s/ MOSS ADAMS LLP

Bellingham, Washington
April 2, 2003